UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2019

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 26, 2019, Chesapeake Energy Corporation (“Chesapeake”) entered into the Third Amendment (the “Amendment”) to Amended and Restated Credit Agreement, dated as of September 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Chesapeake, as borrower, MUFG Union Bank, N.A., as administrative agent, and the lenders from time to time party thereto.

The Amendment, among other things, permits the issuance of certain secured indebtedness with a lien priority behind the obligations under the Credit Agreement without a corresponding 25% reduction in the borrowing base under the Credit Agreement, if issued by December 31, 2019 and issued in exchange for, or the proceeds will be used to refinance, Chesapeake’s senior notes.

The above description of the material terms and conditions of the Amendment is a summary only, does not purport to be complete, and is qualified by reference to the full text of the Amendment attached to this Current Report as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On December 27, 2019, Chesapeake entered into a purchase agreement with certain institutional investors providing for the issuance and sale by Chesapeake of $120,000,000 aggregate principal amount of its 11.5% Senior Secured Second Lien Notes due 2025 (the “Notes”). The Notes are being issued as additional securities pursuant to that certain Indenture, dated as of December 19, 2019, among Chesapeake, the guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee and as collateral trustee.

The terms and conditions of the Notes are described in Chesapeake’s Current Report on Form 8-K filed on December 26, 2019, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Third Amendment to Amended and Restated Credit Agreement, dated as of December 26, 2019, among Chesapeake, MUFG Union Bank, N.A. and the Lenders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary

Date: December 27, 2019